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                            INDUSTRIAL BUILDING LEASE

     DATE OF LEASE                 TERM OF LEASE            MONTHLY RENT

                         BEGINNING      ENDING

       March 26, 1992     4/20/92       4/30/97               $12,000.00

Location of Premises

     2001 North Janice, Melrose Park, Illinois

Purposes
     Office and Warehouse space


     LESSEE                                            LESSOR

NAME      Total Control Products, Inc.    NAME AND  First National Bank of
                                                    La Grange as Trustee u/t/a
                                          BUSINESS  No. 3081 dated March 18,
ADDRESS   2001 North Janice,              ADDRESS   c/o Julius J. Sparacino,
          Melrose Park, Illinois                    beneficiary, 2001 N. Janice
                                                    Melrose Park, Illinois

     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT                   1. Lessee shall pay Lessor or Lessor's agent as rent for
                    the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing.

CONDITION AND          2.  Lessee has examined and knows the condition of the
UPKEEP OF           Premises and has received the same in good order and repair,
PREMISES            and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this Lease that are not herein expressed; Lessee will keep the Premises including all appurtenances, in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality and will keep the Premises, including adjoining alleys, in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and will without injury to the roof, remove all snow and ice from the same when necessary and will remove the snow and ice from the sidewalk abutting the Premises;
                    and upon the termination of the lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment and said rent.

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LESSEE NOT TO          3. Lessee will not allow the Premises to be used for
MISUSE; SUBLET;     any purpose that will increase the rate of insurance
ASSIGNMENT          thereon, nor for any purpose other than that hereinbefore
                    specified, and will not load with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through the lease, and will not permit the Premise to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building or increase the fire hazard of the building, or disturb the tenant or the neighborhood, and will not permit the same to remain vacant or unoccupied for more than ten consecutive days; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of or addition to any part of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid.

MECHANIC'S LIEN        4. Lessee will not permit any mechanic's lien or liens
                    placed upon the Premises or any building for improvement thereon during the term hereof, and in case of the filing of such lien Lessee will promptly pay same. If default in payment thereof shall continue for thirty (30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor.

INDEMNITY FOR          5.   Lessee covenants and agrees that he will
ACCIDENTS           protect and save and keep the Lessor forever harmless
                    and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrences on or about the Premises, causing injury to any person or property whomsoever or whatsoever and will protect, indemnify and save and keep harmless the Lessor against and from any and all claims and against and from any and all loss, cost, damage or expense arising out of any failure of Lessee in any respect to comply with and perform all the requirements and provisions hereof.


NON-LIABILITY           6.  Except as provided by Illinois
OF LESSOR           statute, Lessor shall not be liable for any damage
                    occasioned by failure to keep the Premises in repair, nor for any damage done or occasioned by or from plumbing, gas, water, sprinkler, steam or other pipes or sewerage or the bursting , leaking or running of any pipes, tank or plumbing fixtures, in above, upon or about Premises or any building or improvement thereon nor for any damage occasioned by water, snow or ice being upon or coming through the roof, skylights, traps door or otherwise, nor for any damages arising from acts or neglect of any owners or occupants of adjacent or contiguous property.


WATER, GAS AND          7. Lessee will pay, in addition to the rent above
ELECTRIC            specified, all water, rents, gas and electric light and
CHARGES             power bills taxed, levied or charged on the Premises,
                    for and during the time for which this lease is granted, and in case said water rents and bills for gas, electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid, together with any sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment of rent next due thereafter.

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KEEP PREMISES          8. Lessor shall not be obliged to incur any expense
IN REPAIR           for repairing any improvements upon said demised premises
                    or connected therewith, and the Lessee at his own expense will keep all improvements in good repair (injury by fire, or other causes beyond Lessee's control excepted) as well as in good tenantable and wholesome condition, and will comply with all local or general regulations, laws and ordinances applicable thereto as well as lawful requirements of all competent authorities in that behalf.
                    Lessee will, as far as possible, keep said improvements from deterioration due to ordinary wear and from falling temporarily out of repair. Lessee does not make repairs as required hereunder promptly and adequately, Lessor may but need not make such repairs and pay the costs thereof, and such costs shall be so much additional rent immediately due and payable by Lessee to Lessor.

ACCESS TO               9.  Lessee will allow Lessor free access to the Premises
PREMISES for the purpose of examining or exhibiting same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with same.


ABANDONMENT AND         10.  If Lessee shall abandon or vacate the Premises,
RELETTING           or if Lessee's right to occupy the Premises be
                    terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessee for such rent and upon such terms as Lessor may deem fit;
                    and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency monthly during the remaining period of this lease.

HOLDING OVER           11.  Lessee will, at the termination of this lease by
                    lapse of time or otherwise, yield up immediate position to Lessor, and failing so to do, will pay as liquidated damages, for the whole time such possession is ____ held, the sum of __________________________ Dollars
                    ($_________) per day; but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry as hereinafter set forth; nor shall receipt of said rent or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein.

EXTRA FIRE              12. There shall not be allowed, kept, or used on the
HAZARD Premises any inflammable or explosive liquid materials save such as may be necessary for use in the business of the Lessee, and in such case, any such instances shall be delivered and stored in amount, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances now or hereafter in force.

DEFAULT BY              13. If default be made in the payment of the above
LESSEE rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, Lessor may at any time thereafter at his election declare said lease ended and reenter the Premises or any part thereof, with or (to the extent permitted by law) without notice process of law, and remove Lessee or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have at all times the right to distrain for rent due and shall have a valid and first lien upon all personal property which Lessee now owns, or may hereafter acquire have an interest in, which is by law subject to such distraint, as security for payment of the rent herein reserved.


NO RENT                 14. Lessee's covenant to pay rent is and shall be
DEDUCTION OR        independent of each and every covenant of this Lease.
SET OFF             Lessee agrees that any claim by Lessee against
                    Lessor shall not be deducted from rent nor set off against any claim for rent in any action.


RENT AFTER              15.  It is further agreed, by the parties hereto, that
NOTICE OR SUIT      after the service of notice, or the commencement of or
                    after final judgment for possession of the Premises, Lessor may receive and collect any rent due, and payment of said rent shall not waive or affect said notice, said suit, or said judgment.

PAYMENT OF              16. Lessee will pay and discharge all reasonable
COSTS costs, attorney's fees and expenses that shall be made or incurred by Lessor in enforcing the covenants and agreements of this lease.

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RIGHTS                  17. The rights and remedies of Lessor under this
CUMULATIVE          lease are cumulative.  The exercise or use of any one or
                    more thereof shall not bar Lessor from exercise or use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise nor use of any right or remedy by Lessor waive any other right or remedy.

FIRE AND                18.  In case the Premises shall be rendered
CASUALTY untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises within 60 days thereafter. If Lessor elects to repair , this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created terminate. If this lease is terminated by reason of fire or casualty as herein specified, rent shall be apportioned paid to the day of such fire or other casualty.

SUBORDINATION          19.  This lease is subordinate to all
                    mortgages which may now or hereafter affect the Premises.

PLURALS;               20.  The words "Lessor" and "Lessee" wherever herein
SUCCESSORS          occurring and used shall be construed to mean
                    "Lessors" and "Lessees" in case more than one person constitutes either party to this lease; and all the covenants and agreements contained shall be binding upon, and inure to, their respective successors, heirs, executors, administrators and assigns and may be exercised by his or their attorney or agent.

SEVERABILITY           21.  Whenever possible each provision of this lease
                    shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating remainder of such provision or the remaining provisions of this lease.

                       22. Lessee shall pay all real estate taxes on the
                    property; all maintenance and repairs.

                       23. Lessee shall maintain insurance on the property and shall name the Lessor as an additional named insured under the extended fire and casualty insurance in the amount of $900,000.

    If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

    This lease consists of __________ pages numbered 1 to __________, including a rider consisting of __________ pages identified by Lessor and Lessee.

    IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the Date of Lease stated above.

LESSEE:                                LESSOR:

Total Control Products, Inc. (SEAL)    First National Bank of LaGrange (SEAL)
----------------------------           --------------------------------
                                       as Trustee u/t/a #3081

by: /s/ Nicholas Gihl        (SEAL)    /s/ J. J. Sparacino             (SEAL)
    -----------------------            -------------------------------
    Nicholas T. Gihl,                  Julius J. Sparacino,
    Vice President                     Beneficiary


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                       RIDER TO LEASE DATED MARCH 26, 1992
                  BETWEEN TOTAL CONTROL PRODUCTS, INC., LESSEE
                  AND FIRST NATIONAL BANK OF LA GRANGE UTA 3081
                                    AS LESSEE

Paragraph 18 of said lease is hereby omitted and in lieu thereof, the following Paragraph 18 shall be inserted:

     18. In case the Premises shall be rendered untenantable during the term of this lease by fire or other casualty, Lessor at his option may terminate the lease or repair the Premises. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed.

The following shall be a new Paragraph 24. to said lease:

     24. Net Lease; No Counterclaim, Abatement, Etc. This lease is a net lease, and Lessee shall pay all costs, charges, taxes, assessments and other expenses of every character, foreseen or unforeseen, for the payment of which Lessee or Lessor is or shall become liable by reason of Lessee's or Lessor's estate, right, title or interest in the Premises, or that are connected with or arise out of the possession, use, occupancy, maintenance, ownership, or leasing, of the Premises or any portion thereof. The rent and all other sums payable hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction and, notwithstanding any provision of present or future law to the contrary, the obligations and liabilities of Lessee hereunder shall not be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, quality, merchantability or fitness for use of the premises or any part thereof; (b) change of grade;
(c) any failure on the part of the Lessor to perform or comply with any of the terms hereof or any other agreement with Lessee; (d) any impossibility or illegality of performance of this Lease or any other agreement; (e) any action of any government authority; (f) any damage to or destruction of or any taking of the Premises or any part thereof; (g) any restriction, prevention or curtailment of or interference with any use of the Premises or any part thereof; (h) any title defect or encumbrance or any eviction from the Premises or any part thereof by title paramount or otherwise; (i) any change, waiver, extension, indulgence, or other action or omission in respect of, or failure to perform or comply with, any obligation or liability of the Lessor contained in this Lease or any other agreement; (j) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like case or proceeding relating to the Lessor or Lessee or any action taken with respect to this Lease by any Trustee, receiver or custodian of the Lessor or Lessee or by any court in any such case or proceeding; (k) any claim, defense or right of setoff, foreseen or unforeseen, that Lessee has or might have against the Lessor or any other Person; (1) any merger or consolidation of Lessee with any other corporation or any sale, lease or transfer of any or all of the assets of Lessee; or (m) any other cause whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. This Lease shall not be terminated or cancelled and Lessee waives, to the extent permitted by law, all rights now or hereafter conferred by statute or otherwise to quit, terminate


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or surrender this Lease or the Premises or any
part thereof, or to any abatement, suspension, deferment, diminution or reduction of basic Rent or any other sum payable by Lessee hereunder.

Dated
      ----------------------------

Total Control Products, Inc.           First National Bank of La Grange as
                                       Trustee under Trust No. 3081

By: /s/ Nicholas Gihl                   By: /s/ J. J. Sparacino
   -------------------------------         --------------------------------


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                             EXTENSION OF LEASE

     This Extension of Lease is made on December 20, 1996, between FIRST NATIONAL BANK OF LA GRANGE, AS TRUSTEE U/T/A #3081 ("Lessor") and TOTAL CONTROL PRODUCTS, INC., an Illinois corporation("Lessee"), who agree as follows:

     24. RECITALS. This Extension of Lease is made with reference to the following facts and objectives:

          a. Lessor and Lessee entered into a written lease (the "Lease") dated March 26, 1992, in which Lessor leased to Lessee, and Lessee leased from Lessor, the premises commonly known as 2001 North Janice Avenue, Melrose Park, Illinois (the "Premises").

          b.   The term of this Lease expires on April 30, 1997.

          c. The parties desire to extend the term of the Lease for an additional period of five (5) years following April 30, 1997.

     25. EXTENSION OF TERM. The term of the Lease shall be extended for an additional period of five (5) years following (the "Extension Period") from and after the first day of May , 1997 (the "Commencement Date"), so that the term of the Lease shall extent to April 30, 2002.

     26. BASE RENT. The base rent for the Extension Period shall be the monthly rate of Twelve Thousand Dollars ($12,000.00) due and payable on the first day of each calendar month.

     4. CPI ADJUSTMENT. On the first anniversary of the Commencement Date and on each anniversary date thereafter in the event that the Base Index (the term "Base Index" herein means the Consumer Price Index ("CPI") for the second month preceding the month in which the Commencement Date falls - e.g., the CPI for March if the Commencement Date falls in May) shall be less than the CPI for the second month preceding the anniversary of the Commencement Date,



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then Tenant shall pay as additional rent an amount equal to the base rent multiplied by a fraction which has as its numerator the CPI for such second month preceding such anniversary and which has its denominator the Base Index. For the purposes of the Lease, the term "Consumer Price Index" shall mean the UNITED STATES CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS, as published by the Bureau of Labor Statistics of the United States Department of Labor. One-twelfth of said amount shall be payable by Tenant in each month of the new Lease Year with each monthly payment of rent. As used in this Article, the term "Lease Year" shall mean a 12-month period commencing on the Commencement Date or any anniversary thereof except that the final Lease Year shall be the period commencing on the last anniversary of the Commencement Date during the term of the Lease and ending on April 30, 2002. If the final Lease Year is lease than 12 months, all amounts shall be appropriately prorated based upon a 365-day year.

           *         *         *         *         *

    Except as set forth in this Extension of Lease, all the provisions of the Lease shall remain unchanged and in full force and effect.

FIRST NATIONAL BANK OF LA GRANGE       TOTAL CONTROL PRODUCTS, INC.
AS TRUSTEE UNDER TRUST NO. 3081


By: /s/ J.J. Sparacino                 By: /s/ Nicholas Gihl
    -------------------------------        -----------------------------------
Title:                                 Title:
      ----------------------------            --------------------------------